INCOME TAXES	12 Months Ended
Jan. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 – INCOME TAXES

As of January 31, 2017, the Company had net operating loss carry forwards of approximately $197,792 that may be available to reduce future years’ taxable income in varying amounts through 2031. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following:

	January 31, 2017	January 31, 2016
Federal income tax benefit attributable to:
Current Operations	$16,290	$31,462
Less: valuation allowance	(16,290)	(31,462)
Net provision for Federal income taxes	$—	$—

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	January 31, 2017	January 31, 2016
Deferred tax asset attributable to:
Net operating loss carryover	$67,250	$50,962
Less: valuation allowance	(67,250)	(50,962)
Net deferred tax asset	$—	$—

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $194,323 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.